PREMIER INSURED MUNICIPAL BOND FUND, California Series
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier Insured Municipal Bond Fund, California Series. For its semi-annual reporting period ended January 31, 1996, your Series earned a total return, including bond price changes and interest income of 9.30% for Class A shares, 9.09% for Class B shares and, from their inception on December 4, 1995, an aggregate actual total return of 1.71% for Class C shares.* Income dividends, exempt from Federal and State of California personal income taxes, of approximately $.265 per share for Class A shares, $.233 per share for Class B shares and $.069 per share for Class C shares were paid to shareholders.** This is equivalent to an annualized tax-free distribution rate per share of 4.06% for Class A shares, 3.74% for Class B shares and 3.45% for Class C shares.***
THE ECONOMY
    On January 31, the last day of the Series' reporting period, the Federal Reserve Board once again lowered the Federal Funds rate another quarter of a point to 5.25%. The Federal Funds rate is the rate of interest that the nation's banks charge each other for overnight loans and is a key benchmark for all other short-term interest rates. The Federal Reserve also reduced the Discount Rate, the rate that the Fed charges banks for loans, by a quarter of a point to 5.0%. The reduction in interest rates was a continuation of the easing monetary policy of the Fed, a stance that has prevailed since last July.
    Mounting evidence that economic growth has been slowing, combined with favorable inflation reports, indicate that the threat of recession outweighs near-term worries of a resurgence in price inflation. The Consumer Price Index rose only 2.5% in 1995, the lowest rate in nearly a decade. It also marked the fourth consecutive year that the CPI rose less than 3%. The consumer sector of the economy was of increasing concern to economic policy makers. The consumer sector comprises two thirds of the nation's economic activity, and retail sales reports in December revealed the worst holiday season since the 1990-91 recession. Personal income growth remains sluggish. The Conference Board, an independent business group, reported that the Board's index of consumer confidence declined sharply in January as consumers worried about Federal budget negotiations and the recent flurry of layoff announcements by major corporations.
    Industrial production is only moderate. Output of the nation's factories crept up 0.1% in December. The annual rate of production slowed to 0.8% in the fourth quarter of 1995, compared with 3.2% for the previous three months. For the full calendar year, output rose 3.2%, little more than half the 5.9% rate in 1994.
    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now the focus seems to have shifted to actions designed to avoid recession. Since last July, the Fed has moved three times to lower interest rates. Should more signs of economic weakness emerge, we believe that short-term interest rates may continue to be lowered.
MARKET ENVIRONMENT
    Municipal bonds have benefited from a noteworthy bull market for the past year. We believe the outlook remains favorable due to sluggishness in the economy and little inflationary pressure. If these conditions continue, the Federal Reserve Board may have reason to lower rates further, which would be positive for the bond market. Recently however, Fed Chairman Alan Greenspan remarked that he believes the economy is growing at an acceptable level. The market has taken this statement to mean that no additional easing is on the horizon, and has reacted by lowering the prices of fixed-income investments. The most positive common element in the various market outlooks for long-term bonds is that inflation continues to be subdued with few notable threats looming.
    The continuing saga of the budget stalemate is an additional concern to market participants and has contributed to the market's volatility. However, if the President and Congress can reach an accord to achieve a balanced budget, it would have strong positive ramifications for the fixed income markets.
THE PORTFOLIO
    At the beginning of the period, new issuance of California municipal bonds became progressively scant. This forced secondary market offering prices to higher levels. To exacerbate matters, the supply of insured securities possessing solid underlying ratings and good structural characteristics became comparatively thinner. During the period, however, the portfolio managed to perform quite well on a total return basis. Contributing factors which benefited the Series were a market which pushed its way higher and a portfolio structure balanced with discount and premium bond holdings. Emphasis was placed on consolidating the Series' number of holdings and purchasing marketable names with longer call protection. The duration of the series remained somewhat above average. This reflected our confidence that the municipal market would ultimately forge ahead despite an uneven market tone on a day-to-day basis during the period.
    As we move forward, we feel the Series can benefit from continued consolidation of its holdings when possible and an emphasis on improving call protection. We currently intend to continue to emphasize liquidity by purchasing essential purpose bonds, and investing with an eye toward side-stepping obvious trouble spots in the California economy.
    Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Series and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management

February 15, 1996
New York, N.Y.

* Total return includes the reinvestment of dividends and any capital gains paid, without taking into consideration the initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some state and local taxes for non-California residents.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B and Class C shares.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF INVESTMENTS                                                                          JANUARY 31, 1996 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                               AMOUNT           VALUE
                                                                                                      ______          ______
Anaheim Public Financing Authority, Electric Utility Revenue (San Juan)
    5.75%, 10/1/2022 (Insured; FGIC)........................................                     $   100,000     $   102,315
California, GO 6.60%, 2/1/2010 (Insured; AMBAC).............................                         400,000         468,088
California Health Facilities Financing Authority, Revenue:
    (Children's Hospital San Diego) 6.50%, 7/1/2020 (Insured; MBIA).........                         200,000         223,496
    (College of Osteopathic) 5.75%, 6/1/2018 (Insured; Connie Lee)..........                         250,000         250,492
California Maritime Infrastructure Authority, Airport Revenue
    (San Diego Unified Port District Airport) 5%, 11/1/2020 (Insured; AMBAC)                         500,000         471,200
California Public Works Board, Department of Corrections, LR
    (State Prison - Coalinga) 5.375%, 12/1/2019 (Insured; MBIA).............                         100,000         98,932
California Resource and Efficiency Financing Authority, Revenue
    (First Resource Efficiency Program) 6%, 7/1/2017 (Insured; AMBAC).......                         200,000         212,320
California Veterans Bonds 6.20%, 2/1/2016 (Insured; AMBAC)..................                         250,000         256,613
Calleguas - Las Virgines Public Financing Authority, Installment Purpose
Revenue
    5.125%, 7/1/2021 (Insured; FGIC)........................................                         100,000         96,150
Campbell Unified School District 6.25%, 8/1/2019 (Insured; MBIA)............                         500,000         538,920
Central Coast Water Authority, Revenue (State Water Project-Regional
Facilities)
    6.60%, 10/1/2022 (Insured; AMBAC).......................................                         200,000         220,274
East Bay Municipal Utility District, Wastewater Treatment Systems Revenue
    5.55%, 6/1/2020 (Insured; AMBAC)........................................                         200,000         200,560
Fresno, Sewer Revenue (Fowler Avenue Project) 6.25%, 8/1/2011 (Insured; AMBAC)                       500,000         535,480
Los Angeles Community Redevelopment Agency, Tax Allocation
    (Bunker Hill Project) 5.625%, 12/1/2023 (Insured; FSA)..................                         100,000         100,893
Los Angeles Convention and Exhibition Center Authority, LR, Refunding
    5.125%, 8/15/2013 (Insured; MBIA).......................................                         100,000         98,632
Los Angeles Metropolitan Transportation Authority, Sales Tax Revenue,
Refunding
    5%, 7/1/2021 (Insured; FGIC)............................................                         200,000         187,818
M-S-R Public Power Agency, Revenue (San Juan Project)
    6%, 7/1/2020 (Insured; AMBAC)...........................................                         200,000         210,642
Monrovia Redevelopment Agency, Public Parking Facilities Revenue, Refunding
    5.20%, 4/1/2013 (Insured; AMBAC)........................................                         100,000         99,487
Moulton - Niguel Water District, Refunding (Consolidated Improvement
District)
    5.25%, 9/1/2013 (Insured; MBIA).........................................                         100,000         100,033

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JANUARY 31, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      ______          ______
Northern California, Transmission Revenue, Refunding (Ore Transmission)
    5.25%, 5/1/2020 (Insured; MBIA).........................................                     $   100,000    $     97,252
Port Oakland, Port Revenue, 6.50% 11/1/2016 (Insured; MBIA).................                         200,000         216,794
Riverside County Transportation Commission, Sales Tax Revenue
    5.75%, 6/1/2008 (Insured; AMBAC)........................................                         300,000         328,767
Sacramento Municipal Utility District, Electric Revenue, Refunding
    5.25%, 11/15/2020 (Insured; MBIA).......................................                         200,000         194,446
San Diego, Sewer Revenue 5%, 5/15/2013 (Insured; AMBAC).....................                         100,000          96,349
San Francisco City and Community Airports, International Commission Airport Revenue
    6.25%, 5/1/2012 (Insured; FGIC).........................................                         150,000         161,759
San Jose Redevelopment Agency, Tax Allocation, Refunding
    (Merged Area Redevelopment Project) 5.25%, 8/1/2016 (Insured; MBIA).....                         200,000         197,406
San Mateo County Joint Powers Financing Authority, LR, Capital Projects
    5.75%, 7/15/2017 (Insured; FSA).........................................                         200,000         205,314
Santa Ana Community Redevelopment Agency, Tax Allocation, Refunding
    (South Main Street Redevelopment) 5.25%, 9/1/2013 (Insured; MBIA).......                         100,000         100,033
University of California, Revenue:
    Fresno Association Inc. (Auxiliary Residence-Student Project)
      6.25%, 2/1/2017 (Insured; MBIA).......................................                         300,000         323,715
    5.25%, 11/1/2012 (Insured; MBIA)........................................                         200,000         200,816
Victor, Elementary School District, Capital Appreciation
    Zero Coupon, 6/1/2015 (Insured; MBIA)...................................                       1,000,000         353,080
                                                                                                                      ______
TOTAL INVESTMENTS
    (cost $6,659,783).......................................................                                      $6,948,076
                                                                                                                      ======

PREMIER INSURED MUNICIPAL BOND FUND, California Series

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      GO      General Obligation
FGIC          Financial Guaranty Insurance Company               LR      Lease Revenue
FSA           Financial Security Assurance                       MBIA    Municipal Bond Investors Assurance
                                                                              Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (A)              OR          MOODY'S             OR         STANDARD & POOR'S            PERCENTAGE OF VALUE
_____                              _____                           __________                  ____________
 AAA                               Aaa                            AAA                              100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Fitch currently provides creditworthiness information for a limited number of investments.
    (b) At January 31, 1996, 42.3% of the Series' net assets are insured by AMBAC and 37.5% are insured by MBIA.




See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF ASSETS AND LIABILITIES                                                           JANUARY 31, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $6,659,783)-see statement.......................................                                     $6,948,076
    Receivable for investment securities sold...............................                                      1,001,113
    Interest receivable.....................................................                                        117,832
    Receivable for shares of Beneficial Interest subscribed.................                                          9,555
    Prepaid expenses........................................................                                         32,376
                                                                                                                  _________
                                                                                                                  8,108,952
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $    3,401
    Due to Distributor......................................................                         3,216
    Due to Custodian........................................................                       746,656
    Accrued expenses and other liabilities..................................                        33,070            786,343
                                                                                                   ________             _____
NET ASSETS  ................................................................                                       $7,322,609
                                                                                                                    =========
REPRESENTED BY:
    Paid-in capital.........................................................                                       $7,059,529
    Accumulated net realized (loss) on investments..........................                                          (25,213)
    Accumulated net unrealized appreciation on investments-Note 3...........                                          288,293
                                                                                                                    _________
NET ASSETS at value.........................................................                                       $7,322,609
                                                                                                                    =========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         269,006
                                                                                                                     ========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         323,030
                                                                                                                     ========
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                         82
                                                                                                                     ========
NET ASSET VALUE per share:
    Class A Shares
      ($3,323,978 / 269,006 shares).........................................                                         $12.36
                                                                                                                     ========
    Class B Shares
      ($3,997,617 / 323,030 shares).........................................                                         $12.38
                                                                                                                     ========
    Class C Shares
      ($1,014 / 82 shares)..................................................                                         $12.37
                                                                                                                     ========





See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED JANUARY 31, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $203,094
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $  20,177
      Shareholder servicing costs-Note 2(c).................................                         14,936
      Distribution fees-Note 2(b)...........................................                          9,477
      Organization expenses.................................................                          5,520
      Registration fees.....................................................                          2,428
      Prospectus and shareholders' reports..................................                          1,938
      Professional fees.....................................................                            784
      Custodian fees........................................................                            529
      Trustees' fees and expenses-Note 2(d).................................                            483
      Miscellaneous.........................................................                          3,815
                                                                                                     ______
            TOTAL EXPENSES..................................................                         60,087
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                          9,294
                                                                                                     ______
            NET EXPENSES....................................................                                           50,793
                                                                                                                      _______
            INVESTMENT INCOME-NET...........................................                                          152,301
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                      $ (13,655)
    Net unrealized appreciation on investments..............................                        505,293
                                                                                                    _______
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          491,638
                                                                                                                      _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $643,939
                                                                                                                      =======




See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED         SIX MONTHS ENDED
                                                                                        JULY 31,          JANUARY 31, 1996
                                                                                        1995               (UNAUDITED)
                                                                                     __________           _______________
OPERATIONS:
    Investment income-net...................................................       $   317,088                $   152,301
    Net realized (loss) on investments......................................           (11,558)                   (13,655)
    Net unrealized appreciation on investments for the period...............            67,281                    505,293
                                                                                     _________                  __________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............           372,811                    643,939
                                                                                     _________                  __________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................          (157,005)                   (78,470)
      Class B shares........................................................          (160,083)                   (73,825)
      Class C shares........................................................             _                             (6)
                                                                                     _________                  __________
          TOTAL DIVIDENDS...................................................          (317,088)                  (152,301)
                                                                                     _________                  __________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................         2,395,751                    160,570
      Class B shares........................................................         1,798,008                    289,135
      Class C shares........................................................             -                          1,000
    Dividends reinvested:
      Class A shares........................................................            52,720                     24,008
      Class B shares........................................................            99,361                     54,897
      Class C shares........................................................             -                              6
    Cost of shares redeemed:
      Class A shares........................................................          (441,885)                  (625,310)
      Class B shares........................................................          (771,920)                  (391,543)
                                                                                     _________                  __________
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS...........................................         3,132,035                   (487,237)
                                                                                     _________                  __________
            TOTAL INCREASE IN NET ASSETS....................................         3,187,758                      4,401
NET ASSETS:
    Beginning of period.....................................................         4,130,450                  7,318,208
                                                                                     _________                  __________
    End of period...........................................................        $7,318,208                 $7,322,609
                                                                                        =====                   =========

                                                                            SHARES
                                   ____________________________________________________________________________________________
                                                   CLASS A                         CLASS B                   CLASS C
                                   __________________________________   __________________________________   _________________
                                       YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED           PERIOD ENDED
                                        JULY 31,    JANUARY 31, 1996     JULY 31,     JANUARY 31, 1996          JANUARY 31, 1996
                                         1995          (UNAUDITED)        1995          (UNAUDITED)                (UNAUDITED)*
                                        ----------  -----------------   ----------    -----------------         ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Shares sold..........              211,279           13,254         158,840           23,663                     82
    Shares issued for dividends
      reinvested.........                4,664            1,994           8,762            4,567                      -
    Shares redeemed......              (38,340)         (51,221)        (69,492)         (33,113)                     -
                                        ______           ______          ______           ______                  __________
      NET INCREASE (DECREASE)
      IN SHARES
      OUTSTANDING........              177,603          (35,973)         98,110           (4,883)                    82
                                        ======           ======          ======           ======                  ==========
    *From December 4, 1995 (commencement of initial offering) to January 31,
    1996.
See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.
                                                 CLASS A SHARES                       CLASS B SHARES            CLASS C SHARES
                                     ______________________________________    _______________________________  ______________
                                    YEAR ENDED JULY 31,  SIX MONTHS ENDED  YEAR ENDED JULY 31,  SIX MONTHS ENDED  PERIOD ENDED
                                                        JANUARY 31, 1996                      JANUARY 31, 1996  JANUARY 31, 1996
                                      __________________                    ________________
PER SHARE DATA:                           1994(1)      1995      (UNAUDITED)   1994(1)   1995   (UNAUDITED)  (UNAUDITED)(2)
                                              _______      ______   _______     _______     ______      ______      _______
  Net asset value, beginning of period......   $12.50      $11.56   $11.56      $12.50      $11.57      $11.57      $12.24
                                                _____       _____    _____       _____       _____       _____       _____
  INVESTMENT OPERATIONS:
  Investment income-net.....................      .62         .64      .26         .56         .58         .23         .07
  Net realized and unrealized gain (loss)
  on investments..........................     (.94)           -       .80        (.93)         -          .81         .13
                                                 ____        ____     ____         ____      _____        ____        ____
  TOTAL FROM INVESTMENT OPERATIONS........       (.32)        .64     1.06        (.37)        .58        1.04         .20
                                                 ____        ____     ____         ____        ____       ____        ____
  DISTRIBUTIONS;
  Dividends from investment income-net......     (.62)       (.64)    (.26)       (.56)       (.58)       (.23)       (.07)
                                                 ____        ____     ____         ____        ____       ____        ____
  Net asset value, end of period............   $11.56      $11.56   $12.36      $11.57      $11.57      $12.38      $12.37
                                                ====        ====      ====       ====        ====        ====        ====
TOTAL INVESTMENT RETURN (3)...................  (2.79%)(4)   5.80%   18.45%(4)   (3.20%)(4)   5.27%      18.03%(4)   10.58%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...      -           .08%    1.12%(4)     .50%(4)     .57%       1.64%(4)    2.22%(4)
  Ratio of net investment income to average
  net assets..............................       5.30%(4)    5.56%    4.42%(4)    4.78%(4)    5.10%       3.90%(4)    3.47%(4)
  Decrease reflected in above expense ratios
    due to undertakings by the Manager......     2.50%(4)    1.49%     .25%(4)    2.50%(4)    1.55%        .25%(4)      -
  Portfolio Turnover Rate...................      -          3.86%   19.62%(5)      -         3.86%      19.62%(5)   19.62%(5)
  Net Assets, end of period (000's Omitted).     $1,473      $3,525    $3,324     $2,658     $3,793      $3,998          $1 (1)
    From August 19, 1993 (commencement of operations) to July 31, 1994.
    (2)  From December 4, 1995 (commencement of initial offering) to January 31, 1996.
    (3)  Exclusive of sales load.
    (4)  Annualized.
    (5)  Not annualized.


See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the California Series (the "Series"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund shares. The Series offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from August 1, 1995 through September 28, 1995, to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The Manager has currently undertaken from September 29, 1995 through July 31, 1996, to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The reduction in management fee, pursuant to the undertakings, amounted to $9,294 for the six months ended January 31, 1996.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $558 for the period from December 1, 1995 through January 31, 1996.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Series pays the Distributor for distributing the Series' Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. For the period ended January 31, 1996, $9,476 was charged to the Series for the Class B shares and $1 was charged to the Series for the Class C shares.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended January 31, 1996, $4,432, $4,738 and $1 were charged to the Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, for the six months ended January 31, 1996 amounted to $1,434,641 and $1,352,503, respectively.
    At January 31, 1996, accumulated net unrealized appreciation on investments was $288,293, consisting of $304,480 unrealized appreciation and $16,187 gross unrealized depreciation.
    At January 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER INSURED MUNICIPAL BOND FUND, California Series
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, CALIFORNIA SERIES
    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, California Series (one of the Series constituting the Premier Insured Municipal Bond Fund), as of January 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended January 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended July 31, 1995 and financial highlights for each of the two years in the period ended July 31, 1995 and in our report dated September 6, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
                              [Ernst and Young LLP signature logo]

New York, New York
March 8, 1996


[Dreyfus lion "d" logo]
PREMIER INSURED MUNICIPAL
BOND FUND, CALIFORNIA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                    076/629/602SA961
[Dreyfus logo]
Semi-Annual Report
Premier Insured
Municipal Bond Fund
California Series
January 31, 1996